                                                            EXHIBIT 10.17


                                                            10/14/91
                                     LEASE


This Lease is entered into as of October 11, 1991, between MEPC AMERICAN PROPERTIES INCORPORATED, a Delaware Corporation, ("Lessor") and MEDICAL INSTITUTE OF MINNESOTA, INC., a Minnesota corporation, ("Tenant").

1.  Definitions.  In this Lease:
    -----------

     (a)   "Actual Operating Cost" means the Operating Cost (as defined in
           Section 1(u)) actually incurred for a calendar year.

     (b) "Actual Tax Cost" means the Tax Cost (as defined in Section 1(y)) actually incurred for a year.

     (c) "Additional Costs" means the estimated monthly Tax Cost (as defined in Section 1(y)) plus the estimated monthly Operating Cost.

     (d) "Base Operating Cost" means the Operating Cost of $215,523.00 estimated for 1992.

     (e)   "Base Rent" means the following amounts for each Lease Year:

           Lease Years 1 - 5         $168,600.00
           Leases Years 6 - 10       $201,936.00.

     (f) "Base Tax Cost" means the Tax Cost (as defined in Section 1(y)) of $184,593.00 estimated to be payable in 1992.

     (g) "Building" means the building at 5503 Green Valley Drive, Bloomington, Minnesota 55437, located on the Land, commonly known as Norman Center II.

     (h) "Casualty" means a fire, explosion, tornado, or other cause of damage to or destruction of the Building.

     (i)   "Commencement Date" means the first day of the Term.

     (j) "Environmental Regulation" means any law, rule, regulation, permit, agreement, order, determination or requirement of any Governmental Authority relating to the environment, human health or safety, or animal health or safety.

     (k) "Exhibit" means an Exhibit attached to and thereby made a part of this Lease.

     (l) "Governmental Authority" means any federal, state, or local government body, including elected bodies, departments, agencies, commissions, boards or instrumentalities.

     (m) "Hazardous Substance" means any substance, pollutant, or contaminant, as those terms are defined in any Environmental Regulation, and specifically includes asbestos, asbestos-containing materials, petroleum or petroleum-base products, formaldehyde, polychlorinated biphenyls, and Medical Waste.

     (n)   "Land" means the land described on Exhibit B attached to this Lease.

     (o) "Lease" means this Lease, all Exhibits attached to this Lease, and all properly executed amendments, modifications and supplements to this Lease.

     (p) "Lease Year" means each successive 12-month period from and after the Commencement Date.

     (q) "Medical Waste" means all 'blood," "infectious waste," "laboratory waste," "pathological waste," "research animal waste," and "sharps," as such terms in quotation marks are defined in Minn. Stat. (S)
           116.76 (1990) .

     (r) "Monthly Base Rent" means $14,050.00 per month for Lease Years 1 - 5 and $16,828.00 per month for Lease Years 6 - 10.

     (s) "Monthly Rent" means the Monthly Base Rent plus Tenant's Share of the Additional Costs. The initial Monthly Rent is $30,055.00, comprised of a Monthly Base Rent of $14,050.00 plus a monthly Operating Cost estimated at $8,621.00 and a monthly Tax Cost estimated at $7,384.00.

     (t) "Normal Business Hours" means 7:30 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays, excluding Sundays and legal holidays.

     (u) "Operating Cost" means all costs, charges and expenses incurred by Lessor in connection with ownership, operation, security, maintenance and repair of the Land, the Building, other improvements on the Land, appurtenances to the Building, parking, roadways, landscaping, lighting, sidewalks, and common or public areas, including but not limited to real estate taxes and insurance on common areas, interior and exterior maintenance, snow plowing, insurance, utilities, fees or expenses for management by Lessor or any other party, amortization of capital investments made to reduce operating costs, and amortization of repairs made to extend the life of the Building and other

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           improvements. Operating Cost will not include charges for services or utilities which are separately charged or metered to Tenant or other tenants of the Building, mortgage interest, depreciation on the Building or fixtures, advertising expenses, real estate brokers' commissions or the cost of tenant improvements. Operating Cost will not include the cost of janitorial service for the tenant areas within the Building except the restrooms located in the Premises on the basement level of the Building, but Operating Cost will include the cost of janitorial service for the common areas within the Building.

     (v) "Premises" means the space referred to as Suite No. 100 on the first floor and in the basement of the Building, which space is shown crosshatched on the drawing attached to this Lease as Exhibit A, and which for purposes of this Lease will be deemed to contain a total of 33,332 rentable square feet consisting of 17,151 rentable square feet on the first floor of the Building and 16,181 rentable square feet in the basement of the Building, regardless of actual measurements.

     (w)   "Section" means a section of this Lease.

     (x) "Taking" means acquisition by a public authority having the power of eminent domain of all or part of the Land or Building by condemnation or conveyance in lieu of condemnation.

     (y) "Tax Cost" means all real estate taxes, levies, charges, and installments of assessments (including interest on deferred assessments) assessed, levied or imposed on, or allocated to, the Land and Building and all attorneys' fees, witness fees, court costs and other reasonable expenses of Lessor in connection with any proceeding to contest these amounts. If property, in addition to the Land and the Building, is included within the tax parcel which covers the Land and Building, then Lessor shall make a reasonable allocation between the other property and the Land and the Building.

     (z) "Tenant's Share" means the percentage obtained by dividing the rentable square foot area of the Premises by the total rentable square foot area of the Building, which percentage on this date of this Lease is 48% based upon the total number of rentable square feet of the Premises stated in paragraph (v) above and based upon a current total rentable square footage for the Building of 69,078 square feet.

     (aa) "Term" means the period of 10 years and 0 months, beginning on January 1, 1992 and ending on December 31, 2001, subject to the provisions of Section 7 and the other provisions of this Lease.

2.   Premises.
     --------

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Lessor leases the Premises to Tenant, and Tenant leases the Premises from
Lessor, for the Term, under the terms and conditions of this Lease.

3.   Rent.
     ----

Tenant will pay the Monthly Rent to Lessor at P. O. Box 73547, Chicago, Illinois 60673-7547, or such other place as Lessor may designate, in advance on or before the Commencement Date and on or before the first day of each month during the Term, without demand, deduction or setoff. The Monthly Rent may change as the Additional Costs are adjusted annually under Sections 4 and 5. Monthly Rent will begin on the Commencement Date. If the Term begins on a day other than the first day of a month, the Monthly Rent for that month will be prorated by multiplying the Monthly Rent by the number of days of that month included in the Term and dividing the product by the number of days in that month.

Any Monthly Rent or other amounts payable by Tenant to Lessor under this Lease which are not paid within 10 days after the date due will bear interest from the date due to the date paid at the rate of 12% per annum or the maximum rate of interest permitted by law, whichever is less, and the interest will be paid to Lessor on demand. In addition, Tenant will pay Lessor a $100 service charge for all Monthly Rent not paid by the 10th day of the month for which it is payable, which service charge is to partially cover expense involved in handling delinquent payments. All amounts to be paid by Tenant to Lessor under this Lease will be deemed to be additional rent for purposes of payment and collection.

If any taxes, special assessments, fees or other charges are imposed against Lessor by any governmental unit or agency with respect to rentals under this Lease, Tenant will pay these amounts to Lessor when due, except that Tenant will have no obligation to pay any income tax on rentals unless the tax is imposed in lieu of real estate taxes.

4.   Cost Adjustments.
     ----------------

Prior to the first day of each calendar year after the date of this Lease, or as soon as reasonably possible after the first day of the year, Lessor will furnish Tenant with an estimate of the Tax Cost for that year if it is greater than, the Base Tax Cost, and with, an estimate of the Operating Cost, and the Monthly Rent for each month of that calendar year will be increased by 1/12th of Tenant's Share of the differences between the Tax Cost estimate and the Base Tax Cost and between the Operating Cost estimate and the Base Operating Cost.

After the end of each calendar year, including the year in which the Term expires, Lessor will give Tenant a statement of the Actual Tax Cost and Actual Operating Cost for that calendar year. If the actual costs exceed the estimated costs for that year, Tenant will immediately pay to Lessor Tenant's Share of the excess. If the actual costs are less than the estimated costs for that year, Lessor will immediately pay to Tenant Tenant's Share of the difference. If Lessor contests Tax Cost and receives a refund or incurs additional Tax Cost after adjustments for Actual Tax Cost

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have been made, the Actual Tax Cost will be corrected accordingly and the appropriate adjustment will be made between Lessor and Tenant. The portion of the Actual Tax Cost and Actual Operating Cost to be paid by Tenant for the years in which the Term begins and ends will be prorated by multiplying the Actual Tax Cost and Actual Operating Cost amounts by a fraction, the numerator of which is the number of days of that year in the Term and the denominator of which is 365.


5.   Cost Computations and Allocations.
     ---------------------------------

Notwithstanding any other provision of this Lease to the contrary, it is agreed that Lessor will in its reasonable discretion, determine from time to time, the method of computing and allocating Operating Cost and Tax Cost, the allocation of Operating Cost and Tax Cost to various types of space within the Building, and Tenant will be bound thereby; that if the Building is not fully occupied during any partial or full year, an adjustment will be made in computing the Actual Operating Cost for such year so that it is computed as though the Building had been fully occupied during that year; and that if the Tax Cost payable in any year does not reflect a building that is fully completed and fully occupied, an adjustment will be made in computing the Tax Cost so that it reflects what the Tax Cost would have been had the Building been fully complete and fully occupied.

6.   Fiscal Year.
     -----------

The year used to determine Additional Costs may be changed to a different 12-month period designated by Lessor. If the calendar year is changed to a fiscal year, or if a fiscal year is changed to a different fiscal year, prorations will be made for the estimated Additional Costs and the actual Additional Costs so that the same time period is used to determine each and so that Additional Costs are not included in more than one time period.

7.   Possession
     ----------

If Tenant begins to conduct business in all or any portion of the Premises before the Commencement Date, Tenant will pay to Lessor a portion (as described below) of the Additional Costs for the period from the date Tenant begins to conduct business in the Premises to the Commencement Date and all other provisions of this Lease will be applicable during that period. The portion of the Additional Costs to be paid by Tenant under such circumstances shall be the percentage obtained by dividing the reputable square foot area of the portion of the Premises in which Tenant is conducting business by 62,301 which is the rentable square foot area of the Building.

If Lessor is delayed in delivering possession of all or any portion of the Premises to Tenant on the Commencement Date, Tenant will take possession of the Premises on the date when, Lessor delivers possession of all of the Premises, which date will then become the Commencement Date, and the last day of the term will be extended so that the length of the Term, remains the same. If

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the extended Term would end on a day other than the last day of a month, the
Term will be further extended to the last day of the month in which the Term ends.

This Lease will not be void or voidable and Lessor will not be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the Premises to Tenant, but unless the delay is principally caused by or attributable to Tenant, its employees, agents or contractors, no Monthly Rent will be due for the period prior to the date Lessor delivers possession of the Premises, unless Tenant elects to take possession of a portion of the Premises in which case Monthly Rent will be due for the portion of the Premises taken. Tenant's occupancy of the Premises will constitute Tenant's acceptance of the Premises, subject to the completion of any punch list items on work to be performed by Lessor. Tenant will submit to Lessor a punch list on work to be performed by Lessor within 30 days after Tenant's occupancy of the Premises.

Tenant will not vacate or abandon the Premises during the Term without Lessor's prior written consent. If Tenant pays the Monthly Rent and other charges and performs all of Tenant's obligations under this Lease, Lessor promises that Tenant may peaceably and quietly possess and enjoy the Premises under this Lease.

8.   Use.
     ---

Tenant will use the Premises for a post-secondary school for the training of medical and veterinary technicians and for no other purpose. Without limiting the generality of the foregoing, the Premises will not be used for a human or animal clinic providing services to the general public, hospital or research facility. Tenant will not commit or permit any act or omission which results in the violation of any law, governmental regulation, or reasonable insurance policy of Lessor, relating to the Building. If Tenant's use of the Building increases Lessor's insurance rates on the Building, then Tenant shall promptly reimburse Lessor for the full amount of the increase. Tenant will not permit any conduct or condition which may unreasonably disturb or endanger other occupants of the Building.

9.   Care of Premises
     ----------------

Tenant will keep the Premises and the fixtures and equipment in the Premises in as good condition and repair as they were in at the time possession of the Premises is tendered to Tenant, except for ordinary wear and damage from fire or other casualty beyond Tenant's control. If Tenant fails to do so, Lessor may enter the Premises to perform the maintenance and repairs and charge the reasonable costs to Tenant, together with interest as provided in Section 3.

10.  Building Rules.
     --------------

Rules and Regulations for the Premises and the Building in effect on the date of this Lease are attached as Exhibit C. Lessor will have the right to adopt different or additional reasonable rules and regulations, and to rescind or amend the attached rules and regulations, by written notice to

Tenant, so long as such rules and regulations are equitably applied to other tenants at Norman Center. Tenant will abide by the rules and regulations then in force and will cause Tenant's employees to observe and comply with them.

11.  Compliance with Laws.
     --------------------

Tenant will, at its expense, promptly comply with all laws, ordinances, rules, orders, regulations and other requirements of any Governmental Authority now or subsequently pertaining to the Premises. Tenant will pay any taxes or other charges by any Governmental Authority on Tenant's property or trade fixtures in the Premises or relating to Tenant's use of the Premises.

12.  Signs.
     -----

Tenant will not place or permit any signs on the exterior or windows of the Building, or within the Premises if visible from the exterior of the building or from hallways or other common areas of the Building, except lettering and numerals for identification purposes on or near doorways as approved in advance by Lessor. Subject to approval by any Governmental Authority with jurisdiction over exterior signs for the Building, Lessor shall establish a system of exterior signage for the Building which will identify the tenants within the Building. Tenant will be identified on the exterior signage along with other tenants of the Building in a manner similar to the other tenants. If a sign is approved for the front of the Building at the corner of Highway 494 and Highway 100, Tenant will reimburse Lessor for Tenant's pro rata share of the costs of constructing and maintaining the sign, which pro rata share shall be based upon the percentage of the sign allocated to Tenant as opposed to other tenants. Subject to the approval of any Governmental Authority with jurisdiction over exterior signs for the Building, Lessor shall endeavor to provide exterior signage which faces both Highway 494 and Norman Center Drive.

13.  Alterations; and Allowances.
     ---------------------------

Tenant accepts the Premises in their present condition and Lessor will have no obligation to do any redecorating or remodeling or to make any repairs or alterations, except for the alterations, if any, shown on the attached Exhibit D,

Tenant shall pay Lessor for the costs of the work shown on the attached Exhibit
D. Lessor shall contribute a credit against the cost to Lessor of the work equal to $20.00 per rentable square foot of the Premises. Tenant shall pay to Lessor upon request the amount by which the cost of the work exceeds $20.00 per rentable square foot of the Premises. If the credit of $20.00 per rentable square foot of the Premises exceeds the cost of the work on the attached Exhibit D, then the excess shall be applied as a credit against future installments of Monthly Base Rent payable by Tenant. Within 14 days after the Commencement Date, provided that Tenant has actually moved into the Premises, Lessor shall pay to Tenant, in cash, a move-in allowance of $1.00 per rentable square foot of the Premises.

As an alternative to the construction by Lessor of the alterations shown on the attached Exhibit D, Tenant may construct the alterations shown on the attached Exhibit D. Such construction of the alterations shown on the attached Exhibit D by Tenant shall be subject to all of the requirements of the next paragraph below concerning alterations by Tenant, including but not limited to the requirement that Tenant first obtain Lessor's prior written approval of any contractor or subcontractor who is to perform work on the Premises at Tenant's request, which approval shall not unreasonably be withheld. If Tenant elects to construct the alterations shown on the attached Exhibit D but the alterations are not substantially completed by January 1, 1992, then the Commencement Date will be the earlier of February 1, 1992 or the date on which Tenant has substantially completed the alterations shown on the attached Exhibit D. If the completion of the alterations is delayed due to the fault of Lessor, then the February 1, 1992 date referred to in the preceding sentence shall be delayed one day for each day of delay in completion which is due to the fault of Lessor. Upon final completion of the alterations shown on the attached Exhibit D and the submission of final lien waivers for all of such work to Lessor, Lessor will reimburse Tenant for the cost to Tenant of the work shown on the attached Exhibit D for an allowance up to $20.00 per rentable square foot of the Premises. If the credit of $20.00 per rentable square foot of the Premises exceeds the cost to Tenant of the work shown on the attached Exhibit D, then the excess shall be applied as a credit against future installments of Monthly Base Rent payable by Tenant. Within 14 days after the final completion by Tenant of the work shown on the attached Exhibit D, provided that Tenant has actually moved into the Premises, Lessor shall pay to Tenant, in cash, a move-in allowance of $1.00 per rentable square foot of the Premises.

Tenant will not make any alterations, additions or improvements in or to the Premises without first obtaining the written consent of Lessor, which approval shall not unreasonably be withheld. Tenant will get Lessor's prior written approval of any contractor or subcontractor who is to perform work on the Premises at Tenant's request, which approval shall not unreasonably be withheld. Lessor may require Tenant to post a bond, cash or other security to protect the Premises from mechanic's liens. All alterations by Tenant will be constructed with new materials unless the materials are already in the Premises, in a good and workmanlike manner, and in compliance with the plans and specifications approved by Lessor and all applicable laws, ordinances, rules, orders, regulations, or other requirements of governmental authorities. Tenant will pay for any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to Tenant in or about the Premises, and will pay and discharge any mechanic's, materialmen's or other lien against the Premises resulting from Tenant's failure to make such payments or will contest the lien and deposit with Lessor cash equal to 150% of the amount of the lien. If the lien is reduced to final judgment., Tenant will discharge the judgment and Lessor will return the cash deposited by Tenant. Lessor may post notices of nonresponsibility on the Premises as provided by law.

All alterations., additions and improvements to the Premises made at Lessor's or Tenant's expense, except movable office furniture and Tenant's movable trade fixtures and equipment, will become the property of Lessor upon installation and will be surrendered with the Premises upon termination of this Lease, except as other-wise agreed in writing by Lessor and Tenant.

14.  Utilities and Services.
     ----------------------

Lessor will supply reasonable elevator service (if elevators exist in the Building) and heat and air conditioning appropriate to the season during Normal Business Hours. The cost of all such services will be a part of the Operating Cost. Lessor will not be liable for any loss or damage resulting from any temporary interruption of these services due to repairs, alterations or improvements, or any variation, interruption or failure of these services due to governmental controls, unavailability of energy, or any other cause beyond Lessor's control. No such interruption or failure of these services will be deemed as an eviction of Tenant or will relieve Tenant from any of its obligations under this Lease. Tenant will promptly reimburse Lessor for the cost of all electric lamps, starters and ballasts used on the Premises.

Except for payment of Monthly Rent, Tenant will not be required to pay for these services for ordinary office purposes, but Tenant will pay to Lessor any charges Lessor reasonably establishes for utilities or services provided outside Normal Business Hours at Tenant's request, or provided because of uses other than ordinary office uses. The charges for such utilities or services shall be equal to the actual costs incurred by Lessor,

The electricity for the Premises will be separately metered. The cost of installing the separate electric meters for the Premises will be paid by Tenant, with the cost of thereof being taken out of the $20.00 per rentable square foot alterations allowance referred to in Section 13.

Lessor will have no obligation to provide any janitor service to the Premises. Tenant shall separately obtain and pay for all janitor service for the Premises. Tenant shall obtain such janitor service as is necessary to maintain the Premises at a level of cleanliness at least equivalent to the standard in similar office buildings in the Bloomington/Edina, Minnesota area. Notwithstanding anything in the foregoing to the contrary, Lessor will provide janitor service in the restrooms located in the Premises on the basement level of the Building.

15.  Entry by Lessor.
     ---------------

Lessor and its agents and contractors and mortgagees will have the right to enter the Premises at reasonable times for inspecting, cleaning, repairing, or exhibiting the Premises, but Lessor will have no obligation to make repairs, alterations or improvements except as expressly provided in this Lease.

16.  Relocation.
     ----------

Lessor may relocate Tenant in substitute leased premises of equal square footage and approximately equal configuration within the office complex which includes the Building upon 90 days written notice to Tenant specifying the effective date of the relocation. If this is done, Lessor will construct space which is comparable to the original location, and will move Tenant's office furnishings to the new location, all at Lessor's expense. Lessor will reimburse Tenant for all out-of-pocket costs reasonably incurred by Tenant in connection with the relocation, including without limitation costs for moving, printing of new stationery and other materials, and telephone system relocation charges. If the then current base rental rate at the new location is less than the Monthly Base Rent, the Monthly Base Rent will be reduced accordingly. If the then current base rental rate at the new location is higher than the Monthly Base Rent, the Monthly Base Rent will not be increased. If Lessor requests Tenant to relocate and Tenant gives Lessor written notice of objection to relocation within 10 days after Lessor's notice, Lessor may withdraw the request for relocation by written notice to Tenant within 10 days after the notice from Tenant. If the request is not withdrawn by Lessor within the 10-day period, Tenant may terminate this Lease effective as of the relocation date specified in Lessor's original notice by written notice to Lessor within 10 days after expiration of the 10-day period for Lessor to withdraw its request to relocate Tenant.

17.  Subordination.
     -------------

At the request of any mortgagee or ground lessor, this Lease will be subject and subordinate to any mortgage or ground lease which may now or hereafter encumber the Building, and Tenant will execute, acknowledge and deliver to Lessor any document requested by lessor to evidence the subordination, provided that such subordination is conditional upon the agreement of the mortgagee or ground lessor that it will not disturb Tenant's right to possession pursuant to this Lease so long as Tenant is not in default under this Lease.

18.  Estoppel Certificates.
     ---------------------

Within 10 days after written request from Lessor, Tenant will execute, acknowledge and deliver to Lessor a document furnished by Lessor, which document may be relied upon by Lessor and any prospective purchaser or mortgagee of the Building stating (a) that this Lease is unmodified and is in full force and effect (or if modified, that the Lease is in full force and effect as modified and stating the modifications), (b) the dates to which rent and other charges have been paid, (c) the current Monthly Rent, (d) the dates on which the Term begins and ends, (e) that Tenant has accepted the Premises and is in possession,
(f) that Lessor is not in default under this Lease, or, if Lessor is in default, specifying any such default, and (g) including such other information as the prospective purchaser or mortgagee may reasonably require.

19.  Assumption of Risks.
     -------------------

Tenant assumes all risk of loss or damage of Tenant's property within the Premises, including any loss or damage caused by water leakage, fire, windstorm, explosion, theft, act of any other tenant, or other cause. Lessor will not be liable to Tenant, or those claiming through Tenant, for injury, death or property damage occurring in the Premises, except to the extent caused by the willful misconduct or negligence of Lessor or someone acting on its behalf.

20.  Indemnification.
     ---------------

Tenant will indemnify Lessor and its agents and employees against all claims, demands and actions, and all related costs and expenses (including attorneys' fees) for injury, death, disability or illness of any person, or damage to property, occurring in the Premises or arising out of Tenant's use of the Premises, except to the extent caused by the willful misconduct or negligence of Lessor or someone acting on its behalf. To the extent caused by the willful misconduct or negligence of Lessor or someone acting on its behalf, Lessor will indemnify Tenant and its agents, employees and invitees against all claims, demands, and actions, and all related costs and expenses (including attorneys' fees) for injury, death, disability or illness of any person, or damage to property occurring in the Premises or arising out of Tenant's use of the Premises.

21.  Insurance.
     ---------

Tenant will keep public liability insurance in force at its expense by an insurer and policy acceptable to Lessor in its reasonable opinion. The policy will name Lessor and its mortgagee as additional insureds, for limits of at least $1,000,000 for bodily injuries or death of one or more persons and at least $100,000 for property damage. Tenant will carry fire and "all risk" coverage insurance for Tenant's property and improvements in the Premises. Prior to Tenant's occupancy of the Premises, Tenant will deliver to Lessor the liability and casualty policies or certificates by the insurer showing this coverage to be in effect with premiums paid. The insurance will provide that Lessor will be notified in writing 30 days prior to cancellation of, material change in, or failure to renew, the insurance.

22.  Waiver of Insurable Claims.
     --------------------------

Lessor and Tenant release each other from any liability for loss or damage by fire or other casualty coverable by a standard form of "all risk" insurance policy, whether or not the loss or damage resulted from the negligence of the other, its agents or employees. Each party will use reasonable efforts to obtain policies of insurance which provide that this release will not adversely affect the rights of the insureds under the policies. The releases in this Section will be effective whether or not the loss was actually covered by insurance.

23.  Assignment and Subletting.
     -------------------------

Tenant may not transfer, assign, or mortgage this Lease or any interest of Tenant under this Lease or sublet the Premises or any part of the Premises, without Lessor's prior written consent, and this Lease will not be assignable by operation of law without Lessor's written consent. If Tenant receives a bona fide offer for an assignment of Tenant's interest under this Lease or to sublease all or part of the Premises and Tenant requests Lessor's consent, a copy of the offer will be furnished to Lessor. In the case of a proposed assignment or sublease of all of the Premises, Lessor may terminate this Lease, either conditioned on execution of a new lease between Lessor and the party making the offer on the same terms as the offer to Tenant or without that condition. In the case of a proposed sublease for less than all of the Premises, Lessor may amend this Lease to exclude the portion of the Premises to be subleased, either conditioned on execution of a new lease between Lessor and the party making the offer on the same terms as in the offer to Tenant or without that condition.

If Lessor fails to give Tenant written notice of its decision to terminate or amend this Lease within 20 days after receiving a copy of the offer to Tenant, Lessor may not unreasonably withhold its consent to the assignment or sublease described in the offer. The provisions of this Section will be binding on Tenant and any assignee or subtenant of Tenant and will apply to all portions of the Premises remaining subject to this Lease and to each request by Tenant, or its assignee or subtenant for Lessor's consent to a further or subsequent assignment or subletting.

If Lessor consents to one or more assignments or sublettings, Tenant will still remain liable for all obligations of the Tenant under this Lease. Lessor's consent to one assignment or subletting will not be deemed consent to any subsequent assignment or subletting. Any assignment or subletting by an assignee or subtenant will also require Lessor's prior written consent, and no assignee or subtenant will use the Premises for any purpose not permitted under this Lease except for general office purposes or in any other way contrary to the provisions of this Lease.

Lessor's interest in this Lease will be freely assignable and the obligations of the Lessor arising or accruing under this Lease after an assignment will be enforceable only against the assignee.

24.  Damage or Destruction
     ---------------------

If the Premises or Building is damaged by Casualty, the damage (excluding damage to improvements paid for by Tenant or trade fixtures, equipment or personal property of Tenant) will be repaired by Lessor at its expense to a condition as near as reasonably possible to the condition prior to the Casualty, but if more than 50% of the total rentable area of the Building is rendered untenantable, Lessor may terminate this Lease as of the date of the Casualty by giving written notice to Tenant within 30 days after the Casualty. If this Lease is not terminated, Lessor will begin repairs within 90 days after the Casualty and complete the repairs within a reasonable time, subject to acts of God, strikes and other matters not within the control of Lessor. If Lessor fails to begin and proceed with repairs as required, Tenant may give Lessor notice to do so.
If Lessor has not begun the repairs within 30 days after Tenant's notice, Tenant may terminate this Lease by written notice to Lessor within 5 days after expiration of the 30-day period. If this Lease is terminated because of the Casualty, rents and other payments will be prorated as of the termination and will be proportionately refunded to Tenant or paid to Lessor, as the case may be. During any period in which the Premises or any portion of the Premises is made untenantable as a result of the Casualty, the Monthly Rent will be abated for the period of time untenantable in proportion to the square foot area untenantable.

25.  Eminent Domain.
     --------------

If there is a Taking of 25% or more of the Premises or 25% or more of the total rentable area of the Building, either party may terminate this Lease as of the date the public authority takes possession, by written notice to the other party within 30 days after the Taking. If this Lease is so terminated any rents and other payments will be prorated as of the termination and will be proportionately refunded to Tenant, or paid to Lessor, as the case may be. All damages, awards and payments for the Taking will belong to Lessor irrespective of the basis upon which they were made or awarded, except that Tenant will be entitled to any amounts specifically awarded for Tenant's trade fixtures or equipment or as a relocation payment or allowance. If this Lease is not terminated as a result of the Taking, Lessor will restore the remainder of the Premises to a condition as near as reasonably possible to the condition prior to the Taking, the rent will be abated for the period of time the space is untenantable in proportion to the square foot area untenantable and this Lease will be amended appropriately to reflect the deletion of the space taken.

26.  Defaults.
     --------

If (a) Tenant defaults in the payment of rent or other amounts under this Lease and the default continues for 10 days after written notice by Lessor to Tenant,
(b) Tenant defaults in any other obligation under this Lease and the default continues for 30 days after written notice by Lessor to Tenant and Tenant fails to proceed promptly after the giving of such notice with all due diligence to cure the default and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within 30 days, the time within which the Tenant is to cure the same shall be extended for such period as may be reasonably necessary to complete the same with all due diligence), (c) any proceeding is begun by or against Tenant to subject the assets of Tenant to any bankruptcy or insolvency law or for an appointment of a receiver of Tenant or for any of Tenant's assets, or (d) Tenant makes a general assignment of Tenant's assets for the benefit of creditors, then Lessor may, with or without terminating this Lease, cure the default and charge Tenant all costs and expenses of doing so, and Lessor also may re-enter the Premises, remove all persons and property, and regain possession of the Premises, without waiver or loss of any of Lessor's rights under this Lease, including Lessor's right to payment of Monthly Rent. Lessor also may terminate this Lease as to all future rights of Tenant.

Lessor may elect to receive from Tenant a lump sum equal to all Monthly Rent payable from the date of default through what would have been the remainder of the Term, minus the estimated rental value of the Premises for the same period. If Lessor elects this remedy, the rental value will be based on Lessor's reasonable estimates and assumptions, unless they are clearly shown to be erroneous, and the Monthly Rent and rental value will be reduced to present worth using a discount factor equal to the discount rate of the Federal Reserve Bank in Minneapolis, Minnesota, at the time of Lessor's election.

Tenant waives any right of restoration to possession of the Premises after re-entry, notice of termination, or after judgment for possession. If this Lease is terminated under this Section, Tenant will indemnify Lessor against all loss of rents and against other damages which Lessor may incur as a result of the termination for the remainder of the original Term, and against all related attorneys' fees and other expenses. If Tenant defaults in any of its obligations under this Lease, it will promptly reimburse Lessor for all costs (including attorneys' fees) incurred by Lessor in enforcing Tenants's obligations, whether or not this Lease is terminated and whether or not suit is brought. No right or remedy will preclude any other right or remedy, no right or remedy will be exclusive of or dependent upon any other right or remedy, and any right or remedy may be exercised independently or in combination.

If Tenant is in default and notice of termination of Tenant's right to possession has been mailed to Tenant at the Premises and it appears in Lessor's reasonable judgment that Tenant has abandoned or vacated the Premises, Lessor may re-enter the Premises and retake possession without legal action and without relieving Tenant of the obligation to pay Monthly Rent or any other obligations under this Lease.

27.  Waiver of Lease Provisions.
     --------------------------

No waiver of any provision of this Lease will be deemed a waiver of any other provision or a waiver of that same provision on a subsequent occasion. The receipt of rent by Lessor with knowledge of a default under this Lease by Tenant will not be deemed a waiver of the default. Lessor will not be deemed to have waived any provision of this Lease unless it is done by express written agreement by Lessor. Any payment by Tenant and acceptance by Lessor of a lesser amount than the full amount of all Monthly Rent and other charges then due will be applied to the earliest amounts due. No endorsement or statement on any check or letter for payment of rent or other amount will be deemed an accord and satisfaction unless Tenant and Lessor have specifically agreed in writing to the same, and Lessor may accept such check or payment without prejudice to its right to recover the balance of any rent or other amount or to pursue any other remedy provided in this Lease.

28.  Return of Possession to Lessor.
     ------------------------------

On expiration of the Term or sooner termination of this Lease, Tenant will return possession of the Premises to Lessor, without notice from Lessor, in good order and condition, except for ordinary wear and damage, destruction or conditions Tenant is not required to remedy under this Lease. If Tenant does not return possession of the Premises to Lessor, Tenant will pay Lessor all resulting damages Lessor may suffer and will indemnify Lessor against all claims made by any new tenant of all or any part of the Premises. Tenant, will give Lessor all keys for the Premises and will inform Lessor of combinations on any locks and safes on the Premises. Any property left in the Premises after expiration or termination of this Lease or after abandonment of the Premises will be deemed abandoned by Tenant and will be the property of Lessor to dispose of as Lessor chooses.

29.  Holding Over.
     ------------

If Tenant remains in possession of the Premises after expiration of the Term without a new lease, it may do so only with written consent by Lessor, and any such holding over will be from month-to-month subject to all the same provisions of this Lease, except that the Monthly Base Rent will be the Monthly Base Rent stated in Lessor's consent if a new Monthly Base Rent is stated, or 150% of the Monthly Base Rent under this Lease if no new Monthly Base Rent is stated in Lessor's consent. Any holding over without Lessor's consent will be at double the Monthly Rent under this Lease. The month-to-month occupancy may be terminated by Lessor or Tenant on the last day of any month by at least 30 days prior written notice to the other.

30.  Security Deposit.
     ----------------

Tenant agrees to deposit with Lessor as a security deposit an amount equal to the initial Monthly Base Rent. Such deposit shall be made at the time of the execution of this Lease by Tenant. Lessor may commingle the security deposit with other funds but will refund this amount to Tenant without interest on the fifth anniversary of the Commencement Date of this Lease, less any amounts necessary in Lessor's reasonable opinion to pay the cost of repair or restoration of the Premises to the condition required under this Lease or to cure any defaults of Tenant under this Lease.

31.  Brokers.
     -------

Lessor and Tenant represent and warrant one to another that neither of them has employed or otherwise used any broker or agent in relation to this Lease, except Charles E. Snyder and William P. Nichols of The Shelard Group Incorporated. Lessor will indemnify and hold Tenant harmless, and Tenant will indemnify and hold Lessor harmless, from and against any claims for brokerage or other commissions or fees arising out of any breach of the foregoing representation and warranty by the respective indemnitors.

32.  Notices.
     -------

Any notice under this Lease will be in writing, and will be sent by prepaid certified mail, or by telegram confirmed by certified mail, addressed to Tenant at the Premises and to Lessor at 1550 Utica Avenue South, Suite 120, St Louis Park, Minnesota 55416, or to such other address as is designated in a notice given under this Section. A notice will be deemed given on the date of first attempted delivery. Lessor's statements of Additional Costs and other routine mailings to tenants need not be sent by certified mail.

33.  Governing Law.
     -------------

This Lease will be construed under and governed by the laws of Minnesota. If any provision of this Lease is illegal or unenforceable, it will be severable and all other provisions will remain in force as though the severable provision had never been included.

34.  Entire Agreement.
     ----------------

This Lease contains the entire agreement between Lessor and Tenant regarding the Premises. Tenant agrees that it has not relied on any statement, representation or warranty of any person except as set out in this Lease. This Lease may be modified only by an agreement in writing signed by Lessor and Tenant. No surrender of the Premises, or of the remainder of the Term, will be valid unless accepted by Lessor in writing.

35.  Successors and Assigns.
     ----------------------

All provisions of this Lease will be binding on and for the benefit of the successors and assigns of Lessor and Tenant, except that no person or entity holding under or through Tenant in violation of any provision of this Lease will have any right or interest in this Lease or the Premises.

Lessor and Tenant have executed this Lease to be effective as of the date stated in the first paragraph of this Lease.

36.  Termination.
     -----------

If Lessor decides to demolish the Building, Lessor will have the right to terminate this Lease by at least 15 months' prior written notice to Tenant provided that the leases of all other tenants in the Building are also terminated on or before the termination date of this Lease. If this Lease is terminated due to the demolition of the Building, then on the termination date, Lessor shall pay to Tenant a relocation fee of $2.00 per rentable square foot of the Premises. If Lessor fails to demolish the Building within two years after the termination date, then Lessor will pay $100,000.00, not as a penalty, but as final and liquidated damages.

37.  Renewal Option.
     --------------

Lessor grants Tenant the option to extend the Term for 60 months subject to the following conditions:

     (a) At the time Tenant exercises the option, Tenant is not in default under this Lease.

     (b) Tenant gives Lessor at least twelve months' prior written notice of Tenant's election to extend the Term.

     (c) The extended Term will be on the same terms, covenants and conditions provided during the initial Term except that there will be no further option to extend the Term, and the Monthly Base Rent will be the greater of the Monthly Base Rent for the final month of the initial Term, or monthly base rent at a rate which would then be charged by Lessor for the Premises considering the condition of the Premises and based on rates then being charged by Lessor for comparable space in the Building.

     (d) On written request by Tenant no more than 30 days prior to the date Tenant's notice to extend must be given, Lessor will provide Tenant with the monthly base rental rate it would charge for the Premises under paragraph (c) above.

     (e) At the request of either, Lessor and Tenant will execute and deliver appropriate documents covering extension of the Term, the new Monthly Base Rent and other terms of this Lease during the extended Term.

     (f) The rights of Tenant under this Section will not be severed from this Lease or separately sold, assigned or transferred, and will expire on the expiration or earlier termination of this Lease

38.  School For Medical and Veterinary Technicians.
     ---------------------------------------------

Sections 39 - 46 pertaining specifically to the operation of a school for the training of medical and veterinary technicians on the Premises shall control over anything to the contrary in the more general provisions of this Lease; provided, however, that except in the case of inconsistencies, Sections 39 - 46 shall be construed to be in amplification rather than limitation of the more general provisions of this Lease.

39.  Approvals.
     ---------

Tenant shall be solely responsible at its sole cost and expense, for obtaining all licenses, permits, certifications, or approvals of any other kind (collectively, "Approvals" and each an "Approval") which are necessary for the operation of a post-secondary school for training of medical and veterinary technicians, including but not limited to any Approvals required by any Governmental Authority, any Approvals required any non-governmental certification or accreditation boards, authorities, or organizations. Lessor makes no representation or warranty, whether express or implied, that the Premises are suitable for the operation of a post-secondary school for training of medical and veterinary technicians or for any other particular purpose. If, at any time, Tenant loses any Approval which is necessary for the operation of a post-secondary school for the training of medical and veterinary technicians, then Tenant will promptly take all necessary action to regain the Approval and Tenant shall promptly cease any prohibited activities until Tenant regains the Approval. Tenant shall continue to be responsible for all of its obligations under this

Lease even if Tenant is unable, in whole or in part, to operate its post-secondary school for the training of medical and veterinary technicians due to the lack of any necessary Approval.

40.  Contingency for Accreditation Approval.
     --------------------------------------

Tenant will be seeking accreditation from the Minnesota Department of Education to operate a post-secondary school for the training of medical and veterinary technicians on the Premises. If Tenant is unable to obtain satisfactory assurances from the Minnesota Department of Education on or before October 22, 1991 that such accreditation will be forthcoming, then, upon written notice to Lessor, Tenant may terminate this Lease. In order to be effective, Tenant's notice of termination of this Lease must be deposited in the United States mail, by prepaid, certified mail in accordance with Section 32, on or before October 22, 1991. If Tenant fails to give notice of termination in the manner specified in this Section on or before October 22, 1991, then this Lease shall remain in full force and effect and Tenant shall remain fully obligated hereunder notwithstanding any subsequent failure of Tenant to gain accreditation.

41.  Hazardous Substances; Medical Waste.
     -----------------------------------

     (a) Tenant shall not bring into or permit the existence of any Hazardous Substance on the Premises, the Building, or the Land without the prior written consent of Lessor, which consent shall not unreasonably be withheld. Tenant may use or permit the presence of those substances listed in Exhibit E attached hereto and made a part hereof, but only so long as such use or presence is in strict compliance with all Environmental Regulations. Tenant shall file any management plans with any Governmental Authority which are required for the use of the substances listed in Exhibit E and shall provide Lessor with proof of the filing of such plans. If Tenant discovers the presence of any Hazardous Substance on or in the Premises, the Building, or the Land which is contrary to any Environmental Regulation, Tenant shall promptly give Lessor notice thereof. If the existence of a Hazardous Substance is caused or permitted by Tenant, (i) Tenant shall remove such Hazardous Substance and dispose of it as required by any Environmental Regulation, or (ii) Lessor, by notice to Tenant, may elect to remove any Hazardous Substance and dispose of it as required by any Environmental Regulation, in which case Tenant shall pay the entire cost of such disposal within 10 days after receipt of a statement for such cost by Lessor. If any Governmental Authority shall require any remedial action or other response with respect to the Premises, the Building, or the Land as the result of any Hazardous Substance brought into or permitted by Tenant on or in the Premises, the Building, or the Land, Tenant shall notify Lessor of such action or response and shall, with the prior written approval of Lessor, be responsible for satisfying the requirements of said response or remedial action to the satisfaction of the applicable Governmental Authority.

     (b) Tenant shall, at its sole cost, expense and risk, remove or cause to be removed from the Premises, the Building, and the Land, all Medical Waste. Tenant shall not dispose of any Medical Waste in any receptacles provided by Lessor for disposal of normal refuse.

     (c) Tenant agrees to indemnify and hold Lessor harmless from any and all claims, causes of action, damages, penalties and costs (including attorneys' fees, consultant fees and related expenses) which may be asserted against or incurred by Lessor resulting from: the presence of any Hazardous Substance on or in the Premises, the Building, or the Land caused or permitted by Tenant; any violation or alleged violation of any Environmental Regulation caused or permitted by Tenant; or Tenant's failure to properly dispose of any Medical Waste in accordance with this Lease. Tenant's duty to indemnify and hold harmless includes, but is not limited to, proceedings or actions commenced by any Governmental Authority. Tenant shall indemnify Lessor against all expenses incurred by Lessor pursuant to this Section as they are incurred, rather than waiting for the ultimate outcome of the litigation or administrative proceeding.

     (d) The foregoing covenants and indemnifications shall be deemed continuing covenants and indemnifications for the benefit of Lessor, and its successors and assigns, and shall survive the expiration or termination of this Lease.

     (e) Nothing in this Section shall be intended to impose any liability or obligation to act of any kind whatsoever on Tenant as a result of the presence of any Hazardous Substance on the Premises at the time that Tenant first takes possession of the Premises or as a result of any Hazardous Substance on the Premises through the actions of any person other than the Tenant, its officers, employees, agents, contractors, subcontractors, subtenants, assignees, visitors, invitees, or students.

42.  Compliance With Standards; Inspection of Records.
     ------------------------------------------------

In its operation of a post-secondary school for the training of medical and veterinary technicians on the Premises, Tenant shall comply with all of the following

     (a) The applicable requirements and standards, as they may be supplemented or amended from time to time, of the American Veterinary Medical Association, the American Medical Association, the Accrediting Bureau of Health Education Schools, the Minnesota Higher Education Coordinating Board, the Minnesota Department of Education, the United States Department of Education, the United States Department of Agriculture, and the Minnesota Board of Animal Health.

     (b) The applicable requirements and standards, as they may be supplemented or amended from time to time, of any other Governmental Authority or non-governmental board, authority or organization which provides certification, accreditation, or licensing of Tenant's post-secondary school for training of medical and veterinary technicians.

Tenant shall keep complete records of the status of all certifications, accreditations and licenses which it receives or maintains, and complete records of all inspections or review reports issued by any Governmental Authority or non-government board, authority or organization with respect to Tenant's operation of a post-secondary school for the training of medical and veterinary technicians on the Premises. Lessor, upon reasonable request during Normal Business Hours, shall have the right to inspect Tenant's records to determine if Tenant is in compliance with all applicable requirements and standards. The Lessor's right to review such records shall not be deemed for any purpose to create an obligation for Lessor to monitor the compliance by Tenant with applicable requirements and standards.

43.  Incompatible Conditions
     -----------------------

Tenant will make its best efforts not to permit or conduct any condition which materially detracts from the desirability of the Building as a rental office building of its type in the Bloomington/Edina, Minnesota area. Without limiting the generality of the foregoing, Tenant will make its best efforts to prevent any animal, medical, or laboratory noises or odors produced in the Premises from being detectable elsewhere on the interior or exterior of the Building. Tenant shall be responsible, at its sole cost and expense, for installing any specialized noise or odor control equipment or improvements which are necessary to control noises or odors in accordance with this Section. If such specialized noise or odor control equipment or improvements are necessary, then Tenant shall propose plans and specifications for such equipment or improvements to Lessor for Lessor's approval, which approval shall not unreasonably be withheld. After the installation of such specialized noise or odor control equipment or improvements in accordance with the approved plans and specifications, Tenant will not be required to install additional specialized noise or odor control equipment or improvements unless Lessor notifies Tenant in writing within 6 months after the installation of the specialized equipment or improvements that such equipment or improvements are inadequate or conditions regarding Tenant's use of the Premises change such that additional specialized equipment or improvements are necessary.

44.  Animals.
     -------

Tenant shall promptly comply with all laws, ordinances, rules, orders, regulations and other requirements of any Governmental Authority pertaining to the keeping and use of animals on the Premises and the transportation of animals to and from the Premises. Lessor makes no representation or warranty that the keeping or use of animals on the Premises or the transportation of animals to and from the Premises is or will necessarily from time to time be permitted by Governmental Authorities. To the extent permitted by Governmental Authorities, Tenant may keep animals on the Premises in accordance with the following:

     (a) The only types of animals which may be kept on the Premises are dogs, cats, guinea pigs, white mice and other small laboratory animals that are approved by Lessor in writing, which consent shall not unreasonably be withheld.

     (b) The maximum number of each type of animal which may be kept or located on the Premises at any one time shall be as follows:

          Dogs:                      20
          Cats:                      20
          Guinea Pigs white mice,
                 and other small
                 laboratory animals
                 approved by Lessor
                 in writing:         40

     (c) All kennels, cages, and other areas for the keeping of animals, and all areas in which animals are to be used, examined, or otherwise located for any purpose, shall be on the basement level of the Premises; no animals except for seeing eye dogs shall be allowed for any purposes whatsoever on the first floor of the Premises.

     (d) Tenant shall obtain Lessor's prior written approval, which approval shall not unreasonably be withheld, for the particular locations on the basement level of the Premises in which animals may be kept. Landlord's written approval of construction documents shall constitute such approval.

     (e) All animals entering or leaving the Premises shall enter and leave through the loading door dock to the Building. Notwithstanding anything in the foregoing or elsewhere in this Lease to the contrary, if the loading dock door to the Building is obstructed or unuseable, then animals entering or leaving the Premises may enter and leave through the door on the south end of the Building and animals may be transported through the first floor of the Premises to the basement level of the Premises. Under such circumstances, the elevators within the Building shall not be used to transport animals from the first floor of the Building to the basement level of the Building.

     (f) All animals entering or leaving the Premises shall enter and leave in closed cages, except that dogs may be walked on leashes.

     (g) No animal shall be walked or exercised in the common areas of the Building or on the Land; provided, however, that subject to the limitations of this Lease on the doors which may be used for animals entering or leaving the Premises, dogs may be walked on leashes to and from vehicles used in the transportation of the dogs.

     (h) Notwithstanding anything in the foregoing or elsewhere in this Lease to the contrary, with Lessor's prior consent (not unreasonably to be withheld), Tenant may occasionally bring animals of no greater weight than 70 pounds onto the Premises for up to one day for instructional purposes through the loading dock door to the Building, but no such animals shall be kept in the Premises overnight.

45.  Conduct of Students.
     -------------------

Tenant shall promulgate and enforce such written rules for the conduct of its students as are necessary to maintain the character of the Building as a rental office building of its type in the Bloornington/Edina, Minnesota area. Such written rules shall include, but not be limited to, the following:

     (a) All student vehicles shall be parked in the rear of the Building in the parking lot located on the land described on Exhibit F attached to this Lease, the use of which lot by Tenant and its students shall be governed by a separate Parking Lease between Lessor and Tenant; no student vehicles shall be parked in the parking lot in the front of the Building or on any other land owned by Lessor except the land described on Exhibit F attached to this Lease. A default of any material kind under the Parking Lease where Tenant has not taken reasonable steps to cure shall be a default under this Lease.

     (b) Tenant shall use its best efforts to encourage students to enter and exit the Building through the door on the south side of the Building; Tenant shall use its best efforts to encourage students not to enter or exit through the front door of the Building or any other door except the door on the south side of the Building.

     (c) Tenant shall use its best efforts to encourage students not to loiter in, sit in, congregate in, smoke in, eat in, or use for lounge or social purposes any of the common areas of the Building or the Land, including but not limited to the front lobby and front steps of the Building. In addition to promulgating and enforcing rules which restrict student use of the common areas of the Building and the Land, Tenant shall provide smoking and break rooms within the Premises to provide the students with locations within the Premises for smoking, eating, lounging, social, and other similar activities. Notwithstanding anything in the foregoing to the contrary, it is acknowledged that the portion of the Land consisting of a lawn to the south and west of the Building may be used by students in a reasonable manner for outdoor smoking, eating, and socializing. If a cafeteria or vending area is established in the Building and is generally available to all of the tenants of the Building, then students may use the cafeteria or vending area.

46.  Parking.
     -------

As noted above, Lessor and Tenant have entered into a separate Parking Lease between Lessor and Tenant for parking spaces in the parking lot on the land described on Exhibit F attached to this Lease. In addition, Tenant may use, on a nonexclusive basis in common with other tenants of Lessor, up to 150 parking spaces in the parking lot located on the Land to the east and southeast of the Building. Lessor shall designate 15 parking spaces on the Land near the front entrance to the Building as visitor parking spaces which shall be available on a non-exclusive, first-come-first-served basis for visitors to all tenants of the Building. Enrolled students of Tenant shall not park in the visitor parking spaces in front of the Building. At the present time, there are two indoor garage parking spaces within the Building. Tenant shall be permitted to use the two existing indoor parking spaces for the parking of cars at no cost until Lessor leases or otherwise allocates the two existing indoor parking spaces to other tenants of the Building. If, in the future, the Lessor constructs additional indoor parking spaces within the Building, Tenant shall have the option to lease two of the new indoor parking spaces at Lessor's market rental rate, which rate shall be adjusted from time to time. Upon the construction of additional indoor parking spaces, Tenant shall be given written notice of its option to lease two indoor spaces. If Tenant does not enter into a written agreement to lease the two indoor spaces on landlord's standard lease form within 15 days after Lessor's notice to Tenant, then Tenant's right to lease the two spaces shall terminate.


                              Lessor:

                              MEPC AMERICAN PROPERTIES
                                INCORPORATED


                              By _____________________________________
                               Its Senior Vice President
                                  ------------------------------------


                              And ____________________________________
                               Its Vice President, Property Management
                                  ------------------------------------


                              Tenant:

                              MEDICAL INSTITUTE OF
                               MINNESOTA, INC.


                              By _____________________________________

                                Its  President
                                   -----------------------------------


                                And   /s/ Wendy Kline
                                   -----------------------------------
                                Its   Vice President
                                   -----------------------------------

                                 (Floor Plan)

                                 (Floor Plan)

                                   EXHIBIT B

                               Legal Description

             Building 2 - 5503 Green Valley Drive, Bloomington, MN

All that part of Lot 1, Block 1, Norman Center, Inc. Third Addition, according to the plat thereof on file or of record in the office of the Hennepin County Recorder, lying Southwesterly of the following described line: commencing at the most Westerly corner of said Lot 1; thence North 72 09' East along the Northerly line of said Lot 1 a distance of 296.46 feet to the actual point of beginning of the line to be described, thence South 49 39' 30'' East a distance of 486.82 feet, more or less, to a point being 271.54 feet Southwesterly of the most Easterly corner of said Lot 1 and there terminating. (All or part of this property is Torrens, evidenced by Certificate of Title No. 573985.)

                                   EXHIBIT C

                             RULES AND REGULATIONS

1. Tenant will not use the Premises in any manner which conflicts with any law, ordinance, or governmental rule or regulation now or subsequently in force.

2. Tenant will not install any awnings or other attachments or structures on the exterior of the Building.

3. Curtains, draperies or other window coverings will not be installed in the Premises without first obtaining written approval by Lessor of the exterior color and material

4. Except for normal microwave usage, no food will be prepared or cooked in the Premises without prior written consent by Lessor, and the Premises will not be used for housing, lodging, sleeping or for any immoral or illegal purpose.

5. Tenant will not connect any apparatus, equipment or device to the water lines in the Building without first obtaining the written consent of Lessor.

6. No electrically powered machines or equipment will be used by Tenant in the Premises except typewriters, adding machines, dictating equipment, personal computers, micro computers and similar small electric units and other machines which are normal to the permitted uses of the Premises as allowed under the Lease.

7. Tenant will not operate or permit to be operated in the Premises any musical or sound producing instrument or device which can be heard outside the Premises.

8. Tenant will not bring into the Building any pollutants, contaminants or hazardous substances (as now or later defined under state or federal law) or any items likely to cause fire or explosion, except as may be expressly permitted under and subject to the terms and conditions of the Lease.

9. Tenant will not bring or permit to be brought into the Building any animals or birds, except as may be expressly permitted under and subject to the terms and conditions of the Lease.

10. Tenant will not disturb, solicit or canvass any occupant of the Building and will cooperate to prevent same.

11. Tenant will not use any power for the operation of any equipment or device other than electricity provided by Lessor.

12. Tenant will refer to Lessor all contractors or installation technicians rendering any ser-vice for Tenant for approval by Lessor before any contractual services are performed. This will include but is not limited to installation of telephone or telegraph equipment, electrical devices and attachments, and any installations affecting floors, walls, woodwork, trim, windows, ceilings, equipment or other portions of the Building.

13. The work of the Janitor or cleaning personnel after 5:00 P.M. will not be hindered by Tenant, and the windows may be cleaned at any time. Tenant will provide adequate waste and rubbish receptacles to facilitate cleaning services.

14. Movement in or out of the Building of furniture or office equipment, or the sending or receipt by Tenant of merchandise or materials which requires use of elevators or stair-ways or movement through Building entrances will be restricted to hours designated by Lessor. All such movement will be as directed by Lessor and will be done in a manner approved by Lessor in advance. Tenant assumes all risk of damage to any items moved and for any injury to any person or property, and Tenant will indemnify Lessor against any resulting loss or damages.

15. Lessor will not be responsible for any property, equipment, money or jewelry lost or stolen from the Premises or the public areas of the Building, regardless of whether or not the loss occurs when the Premises are locked.

16. Lessor may designate the maximum weight and proper position of any heavy equipment, including safes and large files to be placed in the Building, and only those which in the opinion of Lessor will not damage the floors, structures or elevators may be moved into the Building.

17. Any damage in connection with the moving or installing of Tenant's furniture, equipment, appliances or other articles will be paid for by Tenant.

18. Lessor may permit entrance to the Premises by use of pass keys controlled by Lessor or its employees, contractors or service personnel, for the purpose of performing Lessor's janitorial services.

19. Lessor may at its option set aside a parking area to be used by Tenant and its employees, which area will be used by Tenant and its employees to the exclusion of other areas.

20. If there is a vending area in the Building which is available to tenants of the Building during Normal Business Hours and Tenant's school hours, Tenant may have no vending machines in the Premises.

                                   EXHIBIT D

                              TENANT IMPROVEMENTS

                                   EXHIBIT E

                            CHEMICALS/STAINS/GASES
                  USED BY THE MEDICAL INSTITUTE OF MINNESOTA

--------------------------------------------------------------------------------
Radiology
---------
Developing Solution
Fixer Solution
Surgical Suite
--------------
Oxygen
Isofluorane
Halothane
Metofane
Nitrousoxide
Clinical Laboratories
---------------------
Bleach                                        Barium Chloride
Chlorhexidine Diacetate                       Sodium Chloride
Sulfuric Acid                                 Barium Sulfate
Hydrochloric Acid                             Ammonium Sulfate
Acetic Acid                                   Ammonium Oxalate
Acetone                                       Ammonium Molybdate
Methanol                                      Glycerol
Isopropanol                                   Ferric Chloride
Potassium Dichromate                          Ferric Nitrate
Sodium Bicarbonate                            Cupric Sulfate
Calcium Carbonate                             Potassium Iodide
Sodium Phosphate                              Phenophthalein
Sodium Sulfate                                Barium Hydroxide
Calcium Chloride                              Lithium Sulfate
Sodium Phosphate                              Sodium Oxalate
Magnesium Sulfate                             Mercuric Chloride
Benzoid Acid                                  Mercuric Nitrate
Potassium Sodium Tartarate                    Iodine
Sulfanilic Acid                               Sodium Citrate
Glucose                                       Salicylic Acid
Ammonium Sulfate                              Sulfosalicylic Acid
Sodium Hydroxide                              Sodium Metabisulfite
Sodium Sulfate                                Sodium Nitrate
Sodium Nitrite                                Sodium Bicarbonate
Sodium Bisulfite                              Zinc Sulfate
Sodium Carbonate                              Urea
Hydrogen Peroxide
Stains
Bromsulphathalein                             Sudan III
Methylene Blue                                Brilliant Cresyl Blue
Phloxine B                                    Wrights
Ponceau                                       Crystal Violet
Safranine
Gases
Oxygen
Propane
Natural Gas
Cultures

Appropriate cultures used for instruction of Laboratory Technique

                                   EXHIBIT F

                   LEGAL DESCRIPTION OF STUDENT PARKING LOT

Parking Lot

     Lot 2, Block 1, Norman Center Inc. , Fourth Addition, according to the plat thereof on file or of record in the office of the Registrar of Titles in and for Hennepin County. (This property is Torrens, evidenced by certificate of Title No. 573985.)

                              AMENDMENT OF LEASE
                              ------------------

     This Amendment of Lease is entered into as of May 18, 1992 between MEPC AMERICAN PROPERTIES INC., a Delaware corporation ("Lessor"), and MEDICAL INSTITUTE OF MINNESOTA, INC., a Minnesota corporation ("Tenant").

     A. Lessor and Tenant entered into a lease dated October 11, 1991 (the "Lease") under which Lessor leased to Tenant certain space on the first floor and in the basement of the building at 5503 Green Valley Drive, Bloomington, Minnesota, which is located on the land described on Exhibit B attached to this Amendment.

     B. Tenant wishes to lease from Lessor certain Additional Premises consisting of 5,505 square feet on the first floor of the Building as crosshatched on the floor plan attached hereto as Exhibit A (the "Additional Premises").

     C. Lessor and Tenant want to amend the Lease to cover the Additional Premises and to modify and amend the Lease in certain other respects.

     In consideration of the above facts and in consideration of the mutual agreements contained in this Amendment, Lessor and Tenant agree that the Lease is amended as follows:

     1.   Section l(e) of the Lease is amended to read as follows:

               "Base Rent" means the following amounts for each Lease Year:

               Lease Year 1               $178,233.00

               Lease Years 2 through 5    $207,132.00

               Lease Years 6 through 10   $245,976.00

     2.   Section 1(r) of the Lease is amended to read as follows:

               "Monthly Base Rent" means the following monthly amounts throughout the Term:

               January 1, 1992 through
               September 30, 1992:            $14,050.00 per month

               October 1, 1992 through
               December 31, 1996:             $17,261.00 per month

               Lease Years 6 through 10:      $20,498.00 per month

     3. Monthly Rent" as defined in section 1(s) is amended to increase the initial Monthly Rent, effective October 1, 1992 to $35,923.00, which is comprised of a Monthly Base Rent of $17,261.00 plus a monthly Operating Cost estimated at $10,052.00 and a monthly Tax Cost estimated at $8,610.00.

     4. Effective October 1, 1992, Section 1(v) of the Lease is amended to read as follows:

               "Premises" means the space referred to as Suite No. 100 on the first floor and in the basement of the Building, which consists of the space crosshatched on the drawing attached to the original Lease as Exhibit A together with the space crosshatched on the drawing attached as Exhibit A to the Amendment of Lease dated May 18, 1992, and which for purposes of this Lease will be deemed to contain a total of 38,837 rentable square feet, consisting of 22,656 rentable square feet on the first floor of the Building and 16,181 rentable square feet in the basement of the Building, regardless of actual measurements.

     5. 'Tenant's Share", as defined in Section l(z), is increased to 55.97% effective October 1, 1992.

     6. The provisions of the first three paragraphs of Section 13 of the Lease relating to alterations and allowances will not apply to the Additional Premises, and the following will apply to the Additional Premises in place thereof.

               Tenant accepts the Additional Premises in their present condition and Lessor will have no obligation to do any redecorating or remodeling or to make any repairs or alterations, except for the alterations, if any, shown on the attached Exhibit D.

               Tenant shall pay Lessor for the costs of the work shown on the attached Exhibit D. Lessor shall contribute a credit against the cost to Lessor of the work equal to $20.00 per rentable square foot of the Additional Premises. Tenant shall pay to Lessor upon request the amount by which the cost of the work exceeds $20.00 per rentable square foot of the Additional Premises. If the credit of $20.00 per rentable square foot of the Additional Premises exceeds the cost of the work on the attached Exhibit D, then the excess shall be applied as a credit against future installments of Monthly Base Rent payable by Tenant.

          The last two paragraphs of Section 13 of the Lease will apply to the Additional Premises in the same manner in which they apply to the initial Premises.

     7. Except as specifically provided to the contrary in this Amendment of Lease, all provisions of the Lease, including but not limited to, the provisions of Sections 39 through 45 pertaining to the operation of a school for the training of medical and veterinary technicians, will apply to the Additional Premises in the same manner in which they apply to the initial Premises.

     8. Except as expressly amended in this Amendment of Lease, all of the terms of the original Lease are ratified and confirmed.

                              LESSOR:

                              MEPC AMERICAN PROPERTIES INC.



                              By ________________________________
                                 Its Senior Vice President


                              And________________________________
                                 Its Vice President, Property
                                    Management


                              TENANT:

                              MEDICAL INSTITUTE OF
                                 MINNESOTA, INC



                              By ________________________________
                                 Its     President
                                    -----------------------------


                              And________________________________
                                 Its ____________________________

                                 (Floor Plan)

                                   EXHIBIT B

                               Legal Description

             Building 2 - 5503 Green Valley Drive, Bloomington, MN

All that part of Lot 1, Block 1, Norman Center., Inc, Third Addition, according to the plat thereof on file or of record in the office of the Hennepin County Recorder, lying Southwesterly of the following described line: Commencing at the most Westerly corner of said Lot 1; thence North 72 09' East along the Northerly line of said Lot 1 a distance of 296.46 feet to the actual point of beginning of the line to be described, thence South 49 39' 30'' East a distance of 486.82 feet, more or less, to a point being 271.54 feet Southwesterly of the most Easterly corner of said Lot 1 and there terminating. (All or part of this property is Torrens, evidenced by Certificate of Title No. 573985.)

                                   EXHIBIT D

                              Tenant Improvements
                              -------------------

                                    SECOND
                                    ------
                              AMENDMENT OF LEASE
                              ------------------


     This Second Amendment of Lease is entered into as of ________________, 1993 between MEPC AMERICAN PROPERTIES INC., a Delaware corporation ("Lessor"), and MEDICAL INSTITUTE OF MINNESOTA, INC., a Minnesota corporation ("Tenant").

     A. Lessor and Tenant entered into a lease dated October 11, 1991, which was amended by an Amendment of Lease (the 'First Amendment") dated May 18, 1992 (together referred to as the "Lease"), under which Lessor leased to Tenant certain space on the first floor and in the basement of the building at 5503 Green Valley Drive, Bloomington, Minnesota (the "Building"), which is located on the land described on Exhibit A attached to this Amendment.

     B. Tenant wishes to lease from Lessor certain space in the Building consisting of approximately 23,464 square feet on the second floor of the Building (the "Second Floor Space").

     C. Lessor and Tenant want to amend the Lease to add the Second Floor Space to the Premises and to modify and amend the Lease in certain other respects.

     In consideration of the above facts and in consideration of the mutual agreements contained in this Amendment, Lessor and Tenant agree that the Lease is amended as follows:

     1. The Second Floor Space to be added to the Premises pursuant to this Amendment is shown on the floor plan attached hereto as Exhibit B and made a part hereof. The Second Floor Space consists of approximately 11,305 square feet identified on Exhibit B as Space A ("Space A"), and approximately 12,159 square feet identified on Exhibit B as Space B ("Space B"). Lessor and Tenant agree that Space A will become a part of the Premises on October 1, 1993, and that Space B will become a part of the Premises on October 1, 1994. Effective October 1, 1993, without further act of either party, Space A shall become a part of the Premises covered by the Lease.

     2. Effective October 1, 1994, Space B shall, without further act of either party, become a part of the Premises covered by the Lease.

     3. Section 1(r) of the Lease is amended to provide that commencing October 1, 1993, the "Monthly Base Rent" shall increase from $17,261.00 per month to $23,836.00 per month. Commencing October 1, 1994, the "Monthly Base Rent" shall increase from $23,856.00 per month to $30,949.00 per month for the period through December 31, 1996. Section 1(r) is further amended to provide that for Lease Years 6 through 10, the Monthly Base Rent is increased from $20,498.00 per month to $36,141.00 per month. The annual Base Rents set forth in Section 1(e) of the Lease, and the "Monthly Rents" referred to in the Lease, are amended to correspond to all of the changes in Monthly Base Rent set forth in this paragraph.

     4. "Tenants Share", as defined in Section 1(z) is increased from 55.97% to 72.60% effective October 1, 1993, and from 72.60% to 90.19% effective October 1, 1994.

     5. The provisions of the first three paragraphs cf Section 13 of the Lease relating to alterations and allowances will not apply to the Second Floor Space, and the following will apply to the Second Floor Space in place thereof:

     Tenant will accept the Second Floor Space in its present condition and Lessor will have no obligation to do any redecorating or remodeling or to make any repairs, Alterations or improvements to the Second Floor Space.

     Tenant shall pay Lessor for all costs of any improvements to the Second Floor Space. Lessor shall contribute a credit against the cost to Lessor of the improvements equal to $20.00 per rentable square foot of the Space added to the Premises on October 1, 1993, and $20.00 per rentable square foot of the Space added to the Premises on October 1, 1994. Tenant shall pay to Lessor upon request the amount by which the cost of the work exceeds the allowance amounts set forth in this paragraph. lf the credit for the Space added to the Premises on October 1, 1993 exceeds the cost of the improvements to that Space, then the excess shall be applied as a credit against the cost of improvements to the remainder of the Second Floor Space after it is added on October 1, 1994. If any credit remains after payment of the cost of the improvements to the Space which is added on October 1, 1994, then the excess shall be applied as a credit against future installments of Monthly Base Rent payable by Tenant.

     The last two paragraphs of Section 13 of the Lease will apply to the Second Floor Space in the same manner in which they apply to the initial Premises.

     6. Except as specifically provided to the contrary in this Second Amendment of Lease, all provisions of the Lease, including but not limited to, the provisions of Sections 39 through 45 pertaining to the operation of a school for the training of medical and veterinary technicians, will apply to the Second Floor Space in the same manner in which they apply to the initial Premises.

     7.   Section 1(aa) of the Lease is amended to read as follows:

               (aa) "Term" means the period of 15 years, beginning on January 1, 1992 and ending on December 31, 2006.

     8.   Section 37 of the Lease, entitled "Renewal Option" is hereby deleted.

     9. Section 1(e) of the Lease, as amended by the First Amendment, is amended to add the following:

               Lease Years 11 through 15           $558,288

     10. Section 1(r) of the Lease, as amended by the First Amendment, is amended to add the following:

               Lease Years 11 through 15           $46,524

     11. During Lease Years 10, 11 and 12, if Tenant makes improvements to any part of the Premises, Lessor will contribute a credit against the cost thereof equal to $5.00 per square foot in the Premises. If the cost of the improvements exceeds $5.00 per square foot, Tenant will pay any excess. If the cost of the improvements is less than $5.00 per square foot, Lessor will pay only the actual cost of the improvements. If Tenant makes such improvements to the Premises after Lease Year 7 but before Lease Year 10, Lessor will contribute the credit described in this Section in Lease Year 10 without interest. If any portion of the $5.00 per square foot credit remains after such a payment for improvements made prior to Lease Year 10, the unused portion will be available for further improvements in Lease Years 10, 11 and 12 as provided in this Section.

     12. Except as expressly amended in this Second Amendment of Lease, all of the terms of the original Lease are ratified and confirmed.

                         LESSOR:

                         MEPC AMERICAN PROPERTIES INC.



                         By_________________________________
                            Its Senior Vice President

                         And________________________________
                            Its Vice President, Property
                                 Management

                                   TENANT:

                                   MEDICAL INSTITUTE OF
                                   MINNESOTA, INC.



                                   By_________________________________
                                   Phillip Miller
                                   Its President

                                   And________________________________
                                   Its________________________________


                             CONSENT OF GUARANTOR

The undersigned, as the Guarantor under that certain Guaranty of Lease dated October 11, 1991 ("Guaranty") guarantying the obligations of the Tenant under the Lease described in the foregoing Second Amendment of Lease, hereby consents to the foregoing Second Amendment of Lease and agrees that the provisions of the Guaranty will apply to the Lease as amended by the Amendment of Lease dated May 18, 1992 and as amended by the foregoing Second Amendment of Lease.

                                        ______________________________
                                        Phillip Miller

                                   EXHIBIT A

                               Legal Description

             Building 2 - 5503 Green Valley Drive, Bloomington, MN


All that part of Lot 1, Block 1, Norman Center, Inc, Third Addition, according to the plat thereof on file or of record in the office of the Hennepin County Recorder, lying Southwesterly of the following described line: Commencing at the most Westerly corner of said Lot 1; thence North 72 09' East along the Northerly line of said Lot 1 a distance of 296.46 feet to the actual point of beginning of the line to be described, thence South 49 39' 30'' East a distance of 486.82 feet, more or less, to a point being 271.54 feet Southwesterly of the most Easterly corner of said Lot 1 and there terminating. (All or part of this property is Torrens, evidenced by Certificate of Title No. 573985.)

                                 (Floor Plan)

                                     THIRD
                                     -----
                              AMENDMENT OF LEASE
                              ------------------

     This Third Amendment of Lease is entered into as of _______________, 1993 between MEPC AMERICAN PROPERTIES INC., a Delaware corporation ("Lessor"), and MEDICAL INSTITUTE OF MINNESOTA, INC., a Minnesota corporation ("Tenant").

     A. Lessor and Tenant entered into a lease dated October 11, 1991, which was amended by an Amendment of Lease (the "First Amendment") dated May 18,1992, and a Second Amendment of Lease dated March 22, 1993 ("Second Amendment") (said Lease as amended being herein referred to as the "Lease"), under which Lessor leased to Tenant certain space on the first floor and in the basement of the building at 5503 Green Valley Drive, Bloomington, Minnesota (the "Building"), which is located on the land described on Exhibit A attached to this Amendment.

     B. Under the Second Amendment, Tenant agreed to lease from Lessor certain space in the Building consisting of approximately 23,464 square feet on the second floor of the Building (the "Second Floor Space").

     C. Lessor and Tenant have agreed to certain changes in "Space A" and "Space B", which were described in the Second Amendment.

     D. Lessor and Tenant want to amend the Lease to change the descriptions of "Space A" and "Space B" and to amend the Lease in certain respects based upon such changes.

     In consideration of the above facts and in consideration of the mutual agreements contained in this Amendment, Lessor and Tenant agree that the Lease is amended as follows:

     1. The Second Floor Space to be added to the Premises pursuant to the Second Amendment is shown on the floor plan attached hereto as Exhibit B and made a part hereof. The Second Floor Space consists of approximately 12,376 square feet identified on Exhibit B as Space A ("Space A"), and approximately 11,088 square feet identified on Exhibit B as Space B ("Space B"). Lessor and Tenant agree that Space A will become a part of the Premises on October 1, 1993, and that Space B will become a part of the Premises on October 1, 1994. Effective October 1, 1993, without further act of either party, Space A shall become a part of the Premises covered by the Lease.

     2. Effective October 1, 1994, Space B shall, without further act of either party, become a part of the Premises covered by the Lease.

     3. Section 1(r) of the Lease is amended to provide that commencing October 1, 1993, the "Monthly Base Rent' shall increase from $17,261.00 per month to $24,480.00 per month. Commencing October 1, 1994, the "Monthly Base Rent" shall increase from $24,480.00 per month to $30,949.00 per month for the period through December 31, 1996. The annual Base Rents set forth in Section 1(e) of the Lease, and the "Monthly Rents" referred to in the Lease, are amended to correspond to all of the changes in Monthly Base Rent set forth in this paragraph.

     4. "Tenant's Share", as defined in Section 1(z), is increased from 55.97% to 74.14% effective October 1, 1993, and from 74.14% to 90.19% effective October 1, 1994.

     5. Except as expressly amended in this Third Amendment of Lease, all of the terms of the original Lease and the First Amendment and Second Amendment are ratified and confirmed.


                              LESSOR:

                              MEPC AMERICAN PROPERTIES INC.



                              By_________________________________
                               Its Senior Vice President

                              And________________________________
                               Its Vice President, Property
                                  Management

                              TENANT:

                              MEDICAL INSTITUTE OF
                               MINNESOTA, INC.



                              By_________________________________
                                   Phillip Miller
                                   Its President

                              And________________________________
                               Its_______________________________



                             CONSENT OF GUARANTOR

The undersigned, as the Guarantor under that certain Guaranty of Lease dated October 11, 1991 ("Guaranty") guarantying the obligations of the Tenant under the Lease described in the foregoing Third Amendment of Lease, hereby consents to the foregoing Third Amendment of Lease and agrees that the provisions of the Guaranty will apply to the Lease as amended by the Amendment of Lease dated May 18, 1992 and the Second Amendment of Lease dated March 22, 1993, as amended by the foregoing Third Amendment of Lease.

                                   ______________________________
                                   Phillip Miller

                                   EXHIBIT A

                               Legal Description

             Building 2 - 5503 Green Valley Drive, Bloomington, MN



All that part of Lot 1, Block 1, Norman Center., Inc, Third Addition, according to the plat thereof on file or of record in the office of the Hennepin County Recorder, lying Southwesterly of the following described line: Commencing at the most Westerly corner of said Lot 1; thence North 72 09' East along the Northerly line of said Lot 1 a distance of 296.46 feet to the actual point of beginning of the line to be described, thence South 49 39' 30'' East a distance of 486.82 feet, more or less, to a point being 271.54 feet Southwesterly of the most Easterly corner of said Lot 1 and there terminating. (All or part of this property is Torrens, evidenced by Certificate of Title No. 573985.)

                                 (Floor Plan)

                                                                      10/10/91
                                 PARKING LEASE
                                 -------------


     This Lease is entered into as of October 11, 1991, between MEPC AMERICAN PROPERTIES INCORPORATED, a Delaware Corporation, ("Lessor") and MEDICAL INSTITUTE OF MINNESOTA, INC., a Minnesota corporation, ("Tenant").

          1.   Leased Premises.  Lessor leases 150 parking spaces (the
               ---------------
"Spaces"), in the parking area outlined in red on Exhibit A attached to this Lease ("Parking Area") behind the Norman Center II Building ("Building") in Bloomington, Minnesota, to Tenant, and Tenant leases the Spaces from Lessor, under the terms and conditions of this Lease, for the sole purpose of parking automobiles. Tenant's use of the Parking Area will be in common with other tenants of the Parking Area, subject to Lessor's right hereunder to assign specific parking spaces.

          2.   Term.  The term ("Term") of this Lease begins on the commencement
               ----
date under that certain Lease of even date herewith between Lessor and Tenant for space within the Building ("Building Lease") and ends on the expiration or earlier termination of the Building Lease, unless earlier terminated as provided in this Lease.

          3.   Rent.  As used herein, the following terms have the following
               ----
definitions:

     (a) "Actual Operating Cost" means the Operating Cost actually incurred for a calendar year.

     (b)  "Actual Tax Cost" means the Tax Cost actually incurred for a year.

     (c) "Base Operating Cost" means the Operating Cost of $15,000.00 estimated for 1992.

     (d) "Base Tax Cost" means the Tax Cost of $48,431.00 estimated to be payable in 1992.

     (e) "Monthly Rent" means Tenant's Share of the estimated monthly Tax Cost plus Tenant's Share of the estimated monthly Operating Cost. The initial Monthly Rent is $3,551.00.

     (f) "Operating Cost" means all reasonable costs, charges and expenses incurred by Lessor in connection with ownership, operation, security, maintenance and repair of the Parking Area and the improvements located thereon, including but not limited to costs for maintenance, snow removal, insurance, utilities, fees or expenses for management by Lessor or any other party, repairing, restriping, amortization of capital investments made to reduce operating costs, and amortization of repairs made to extend the life of the improvements. Operating Cost will not include mortgage interest, depreciation on the improvements, advertising expenses, or real estate brokers' commissions.

     (g) "Tax Cost" means all real estate taxes, levies, charges, and installments of assessments (including interest on deferred assessments) assessed, levied or imposed on, or allocated to, the Parking Area and all reasonable attorneys' fees, witness fees, court costs and other expenses of Lessor in connection with any proceeding to contest these amounts. If the Parking Area is not a separate tax parcel, then Lessor shall make a reasonable allocation of the Tax Cost to the Parking Area.

     (h)  "Tenant's Share" means the following:

          (1) If there are no other tenants of the Parking Area, then Tenant's Share shall be 100% as regards Operating Cost and 57% as regards Tax Cost.

          (2) If there are other tenants of the Parking Area, then Tenant's Share shall be 57% as regards Operating Cost and 57% as regards Tax Costs.

          Tenant will pay the Monthly Rent to Lessor at P. O. Box 73547., Chicago, Illinois 60673-7547, or such other place as Lessor may designate, in advance on or before the first day of each month during the Term, without demand, deduction or setoff. The Monthly Rent may change as the estimated monthly Tax Costs and Operating Costs are adjusted annually. Monthly Rent will begin on the first day of the Term. If the Term begins on a day other than the first day of a month, the Monthly Rent for that month will be prorated by multiplying the Monthly Rent by the number of days of that month included in the Term and dividing the product by the number of days in that month.

          Any Monthly Rent or other amounts payable by Tenant to Lessor under this Lease which are not paid within 10 days after the date due will bear interest from the date due to the date paid at the rate of 12% per annum or the maximum rate of interest permitted by law, whichever is less, and the interest will be paid to Lessor on demand. In addition, Tenant will pay Lessor a $100 service charge for all Monthly Rent not paid by the 10th day of the month for which it is payable, which service charge is to partially cover expense involved in handling delinquent payments. All amounts to be paid by Tenant to Lessor under this Lease will be deemed to be additional rent for purposes of payment and collection.

          If any taxes, special assessments, fees or other charges are imposed against Lessor by any governmental unit or agency with respect to rentals under this Lease, Tenant will pay these amounts to Lessor when due, except that Tenant will have no obligation to pay any income tax on rentals unless the tax is imposed in lieu of real estate taxes.

          Prior to the first day of each calendar year after the date of this Lease, or as soon as reasonably possible after the first day of the year, Lessor will furnish Tenant with an estimate of the Tax Cost for that year if it is greater than the Base Tax Cost, and with an estimate of the Operating Cost for that year if it is greater than the Base Operating Cost, and the Monthly Rent for each month of that calendar year will be increased by 1/12th of Tenant's Share of the differences between the Tax Cost estimate and the Base Tax Cost and between the Operating Cost estimate and the Base Operating Cost.

          After the end of each calendar year, including the year in which the Term expires or is terminated, Lessor will give Tenant a statement of the Actual Tax Cost and Actual Operating Cost for that calendar year. If the actual costs exceed the estimated costs for that year, Tenant will immediately pay to Lessor Tenant's Share of the excess. If the actual costs are less than the estimated costs for that year, Lessor will immediately pay to Tenant Tenant's Share of the difference. If Lessor contests Tax Cost and receives a refund or incurs additional Tax Cost after adjustments for Actual Tax Cost have been made, the Actual Tax Cost will be corrected accordingly and the appropriate adjustment will be made between Lessor and Tenant. The portion of the Actual Tax Cost and Actual Operating Cost to be paid by Tenant for the years in which the Term begins and ends will be prorated by multiplying the Actual Tax Cost and Actual Operating Cost amounts by a fraction, the numerator of which is the number of days of that year in the Term and the denominator of which is 365.

          4.   Other Tenants.  Assigned Spaces.  If there are no other tenants
               -------------------------------
of the Parking Area, then Tenant may use all of the parking spaces within the Parking Area. If there is any other tenant of the Parking Area, then Tenant shall be limited to the use of the 150 Spaces leased by Tenant. If there is any other tenant of the Parking Area, then Lessor, in its reasonable discretion, may assign specific parking spaces to Tenant or the other tenant or tenants.

          5.   Alterations.  Tenant may make no alteration, change or addition
               -----------
to the Spaces or any other part of the Parking Area.

          6.   Interruptions.  Lessor will not be liable for any temporary
               -------------
interruption of access, heat or lighting for the Spaces because of maintenance, repairs or alterations by Lessor or for any cause beyond Lessor's control, and there will be no abatement or reduction of rent for any such cause.

          7    Rules and Regulations.  Tenant will comply with the reasonable
               ---------------------
rules and regulations from time to time adopted by Lessor for use of the Parking Area ("Rules and Regulations").

          8.   Security.  Lessor may exclude from the Parking Area during
               --------
security hours, as defined in the Rules and Regulations, all persons who are not identified to the satisfaction of Lessor.

          9.   Assumption of Risks.  Tenant assumes all risk of loss or damage
               -------------------
of Tenant's property within the Parking Area, including any loss or damage caused by water leakage, fire, windstorm, explosion, theft, act of any other tenant, or other cause. Lessor will not be liable to Tenant, or those claiming through Tenant, for injury, death or property damage occurring in the Parking Area.

          10.  Tenant's Liability.  Tenant will hold Lessor harmless from any
               ------------------
claims, suits, injuries, damages, or demands brought or asserted by any person who entered the Parking Area at the request or invitation of Tenant, except to the extent caused by the willful misconduct or negligence of Lessor or someone acting on its behalf.

          11.  Termination; Cross Defaults.  This Lease will terminate
               ---------------------------
automatically upon expiration or earlier termination of the Building Lease, upon destruction of the Parking Area or

Spaces by fire or other casualty, or upon acquisition of the Parking Area or Spaces by a public authority having the power of eminent domain. If there is an acquisition by a public authority, Tenant will be entitled to no part of any award or purchase price. If as a result of damage, deterioration or governmental directive, it is necessary for Lessor to remove or replace the Parking Area, Lessor may terminate this Lease upon written notice to Tenant. A default under the Building Lease shall be a default under this Lease and vice versa.

          12.  Relationship.  Neither this Lease nor the storage of a vehicle in
               ------------
the Parking Area will constitute a bailment or create the relationship of bailor and bailee.

          13.  Assignment and Subletting. Tenant may not assign this Lease, or
               -------------------------
sublet all or any of the Spaces without Lessor's prior written consent, which consent shall not unreasonably be withheld.

          14.  License Numbers.  Upon request by Lessor, Tenant shall promptly
               ---------------
provide Lessor with a list of the license plate numbers of the automobiles which will use the Spaces and Tenant shall promptly update the list from time to time. If Lessor requests a list of license plate numbers, then the automobiles which are identified on the list, as updated from time to time, will be the only automobiles which are allowed to use the Spaces. Lessor sha1l have the right but not the obligation to exclude or tow automobiles which are not on the list.

          15.  Default.  If Tenant defaults under this Lease and such default
               -------
continues for a period of 30 days after written notice, Lessor may terminate this Lease unless the default is non-monetary in nature and Tenant has taken and is diligently pursuing measures to cure the default. Tenant will indemnify Lessor against all loss of rents and other damages which it may incur because of the termination during the remainder of the Term. If Tenant defaults, Tenant will promptly reimburse Lessor for all attorneys' fees and other costs and expenses incurred by Lessor in enforcing this Lease, whether or not this Lease is terminated and whether or not suit is brought.

          16.  Notices.  Any notices under this Lease will be in writing, and
               -------
will be sent by prepaid certified mail, or by telegram confirmed by certified mail, addressed to Tenant at its address in the Building, and to Lessor at 1550 Utica Avenue South, Suite 120, St. Louis Park, Minnesota 55416, or to such other address as is designated in a notice given under this Section. A notice will be deemed given on the date of first attempted delivery,

Tenant:                            Lessor:

MEDICAL INSTITUTE OF               MEPC AMERICAN PROPERTIES
 MINNESOTA, INC.                    INCORPORATED

By _______________________         By ________________________________________
  Its President                      Its Vice President, Propersty Management
     ---------------------           -----------------------------------------

And    /s/ Wendy Kline
    ----------------------
  Its  Vice President
      --------------------